Defendant Asbestos and Environmental Liabilities	12 Months Ended
Dec. 31, 2020
Liability for Asbestos and Environmental Claims [Abstract]
DEFENDANT ASBESTOS AND ENVIRONMENTAL LIABILITIES
11. DEFENDANT ASBESTOS AND ENVIRONMENTAL LIABILITIES
We acquired DCo LLC ("DCo") on December 30, 2016, and Morse TEC on October 30, 2019. These companies hold liabilities associated with personal injury asbestos claims and environmental claims arising from their legacy manufacturing operations. Defendant asbestos liabilities on our consolidated balance sheets include amounts for loss payments and defense costs for pending and future asbestos-related claims, determined using standard actuarial techniques for asbestos exposures. Defendant environmental liabilities include estimated clean-up costs associated with the acquired companies' former operations based on engineering reports.
Insurance balances recoverable on our consolidated balance sheets include estimated insurance recoveries relating to these liabilities. The recorded asset represents our assessment of the capacity of the insurance agreements to indemnify our subsidiaries for the anticipated defense and loss payments for pending claims and projected future claims. The recognition of these recoveries is based on an assessment of the right to recover under the respective contracts and on the financial strength of the insurers. The recorded asset does not represent the limits of our insurance coverage, but rather the amount we would expect to recover if the accrued and projected loss and defense costs were paid in full.
Included within insurance balances recoverable and defendant asbestos and environmental liabilities are the fair value adjustments that were initially recognized upon acquisition. These fair value adjustments are amortized in proportion to the actual payout of claims and recoveries. The carrying value of the asbestos and environmental liabilities, insurance recoveries, future estimated expenses and the fair value adjustments related to DCo and Morse TEC as of December 31, 2020 and 2019 was as follows:

	2020	2019
Defendant asbestos and environmental liabilities:
Defendant asbestos liabilities	$913,276	$1,100,593
Defendant environmental liabilities	12,572	10,279
Estimated future expenses	42,510	51,637
Fair value adjustments	(262,029)	(314,824)
Defendant asbestos and environmental liabilities	706,329	847,685

Insurance balances recoverable:
Insurance recoveries related to defendant asbestos liabilities (net of allowance: 2020 - $4,824; 2019 - $3,818)	310,602	549,593
Fair value adjustments	(60,950)	(100,738)
Insurance balances recoverable	249,652	448,855

Net liabilities relating to defendant asbestos and environmental exposures	$456,677	$398,830
The table below provides a consolidated reconciliation of the beginning and ending liability for defendant asbestos and environmental exposures for the years ended December 31, 2020, 2019 and 2018:

	2020	2019	2018
Balance as of January 1	$847,685	$203,320	$219,164
Less: Insurance balances recoverable	448,855	135,808	122,326
Plus: Cumulative effect of change in accounting principle on the determination of the allowance for estimated uncollectible insurance balances (1)	3,167	—	—
Net balance as of January 1	401,997	67,512	96,838
Total net recoveries (paid claims)	153,964	(10,434)	(6,351)
Amounts recorded in other income (expense):
Change in estimate of net ultimate liabilities	(103,166)	(4,263)	(23,221)
Reduction in estimated future expenses	(9,126)	(3,274)	—
Amortization of fair value adjustments	13,008	13,500	246
Total other expense (income)	(99,284)	5,963	(22,975)
Acquired on purchase of subsidiaries	—	335,789	—
Net balance as of December 31	456,677	398,830	67,512
Plus: Insurance balances recoverable (2)	249,652	448,855	135,808
Balance as of December 31	$706,329	$847,685	$203,320
(1) The Company adopted ASU 2016-13 and the related amendments on January 1, 2020. Refer to Note 2 - "Significant Accounting Policies" for further details.
(2) Net of allowance for estimated uncollectible insurance balances.
Total other income from our defendant asbestos and environmental liabilities companies was $99.3 million for the year ended December 31, 2020 and was driven by a reduction in the actuarially estimated ultimate net liabilities as a result of a lower than expected number of asbestos claims filed against us; lower than expected paid indemnity and defense costs; the collection of disputed insurance recoveries that were carried on our balance sheet at $166.7 million, net of fair value adjustments, for consideration of $179.6 million; and recovery of $19.3 million on insurance payments previously written-off prior to our acquisition of the companies.
Methodologies for determining liabilities
Defendant Asbestos Liabilities
We review, on an ongoing basis, our own experience in handling asbestos-related claims and trends affecting asbestos-related claims in the U.S. tort system generally, for the purposes of assessing the value of pending asbestos-related claims and the number and value of those that may be asserted in the future, as well as potential recoveries from our insurance carriers with respect to such claims and defense costs. The actuarial analysis for these asbestos-related exposures utilizes data resulting from the claim review process, including input from national coordinating counsel and local counsel, and includes the development of an estimate of the potential value of asbestos-related claims asserted but not yet resolved as well as the number and potential value of asbestos-related claims not yet asserted. In developing the estimate of liability for potential future claims, the actuarial analysis projects the potential number of future claims based on our historical claim filings and epidemiological studies. The actuarial analysis also utilizes assumptions based on our historical proportion of claims resolved without payment, historical claim resolution costs for those claims that result in a payment, and historical defense costs. The liabilities are then estimated by multiplying the pending and projected future claim filings by projected payments rates and average claim resolution amounts and then adding an estimate for defense costs.
We determine, based on the factors described above, including the actuarial analysis, that their best estimate of the aggregate liability both for asbestos-related claims asserted but not yet resolved and potential asbestos-related claims not yet asserted, including estimated defense costs, was $913.3 million and $1.1 billion as of December 31, 2020 and 2019, respectively.
Defendant Environmental Liabilities
As a result of our acquisition of DCo and Morse TEC, we have been identified by the United States Environmental Protection Agency and certain U.S. state environmental agencies and private parties as potentially responsible parties ("PRP") at various hazardous waste disposal sites under the Comprehensive Environmental
Response, Compensation and Liability Act ("Superfund") and equivalent U.S. state laws. The PRPs may currently be liable for the cost of clean-up and other remedial activities at 22 such sites. Responsibility for clean-up and other remedial activities at a Superfund site is typically shared among PRPs based on an allocation formula. We have a liability for defendant environmental liabilities of $12.6 million and $10.3 million as of December 31, 2020 and 2019, respectively. The estimate for defendant environmental liabilities is based on information available to us, including an estimate of the allocation of liability among PRPs, the probability that other PRPs will pay the cost apportioned to them, currently available information from PRPs and/or federal or state environmental agencies concerning the scope of contamination and estimated remediation and consulting costs, and remediation alternatives.
Allowance for Estimated Uncollectible Insurance Balances Recoverable on Defendant Asbestos Liabilities
We evaluate and monitor the credit risk related to our insurers and an allowance for estimated uncollectible insurance balances recoverable on our defendant asbestos liabilities ("allowance for estimated uncollectible insurance") is established for amounts considered potentially uncollectible. To determine the allowance for estimated uncollectible insurance, we use the inputs and methodologies as described in Note 8 - "Reinsurance Balances Recoverable on Paid and Unpaid Losses" above.
The table below provides a reconciliation of the beginning and ending allowance for estimated uncollectible insurance balances related to our defendant asbestos liabilities, for the years ended December 31, 2020 and 2019:

	2020	2019
Allowance for estimated uncollectible insurance balances, beginning of year	$3,818	$—
Cumulative effect of change in accounting principle	3,167	—
Current period change in the allowance	(2,161)	3,818
Allowance for estimated uncollectible insurance balances, end of year	$4,824	$3,818

During the year ended December 31, 2020, we did not have any write-offs charged against the allowance for estimated uncollectible insurance or any recoveries of amounts previously written off.
We did not have significant non-disputed past due balances receivable from our insurers related to our defendant asbestos liabilities, that were older than one year for any of the periods presented. Any balances that are part of ongoing legal activity are estimated to be recovered at the level of our recorded asset which is consistent with our legal advice and past collection experience.